WORLD OMNI 1996-B AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
October 31, 1996
                                                       Aggregate
                                                       Net Investment
Aggregate Net Investment Value                         Value                     99.8%
Original                                               812,498,498.17            810,873,501.00
9/1/96                                                 812,498,498.17            810,873,501.00

Principal collections & reimbursement loss amount       19,278,498.62             19,239,941.62
10/31/96                                               793,219,999.55            791,633,559.38

Certificate Balance @ 10/31/96                         812,498,498.17            810,873,501.00

                                                       Class A-1
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                        32.71856%        260,000,000
9/1/96                                                          32.71856%        260,000,000

Principal collections & reimbursement loss amount                                 18,732,449
10/31/96                                                                         241,267,551

Certificate Balance @ 10/31/96                                  32.71856%        260,000,000

                                                       Class A-2
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                        35.23537%        280,000,000
9/1/96                                                          35.23537%        280,000,000

Principal collections & reimbursement loss amount                                     64,255
10/31/96                                                                         279,935,745

Certificate Balance @ 10/31/96                                  35.23537%        280,000,000

                                                       Class A-3
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                        26.43383%        210,057,988
9/1/96                                                          26.43383%        210,057,988

Principal collections & reimbursement loss amount                                     48,205
10/31/96                                                                         210,009,783

Certificate Balance @ 10/31/96                                  26.43383%        210,057,988

                                                       Class B
                                                       Allocation                Certificate
Aggregate Net Investment Value                         Percentage                Balance

Original                                                         5.61224%         44,598,043
9/1/96                                                           5.61224%         44,598,043

Principal collections & reimbursement loss amount                                     10,234
10/31/96                                                                          44,587,809

Certificate Balance @ 10/31/96                                   5.61224%         44,598,043



Aggregate Net Investment Value                         Seller Interest           Balance

Original                                                         2.00000%         16,217,470
9/1/96

Principal collections & reimbursement loss amount                2.00000%            381,077
10/31/96                                                         2.00000%         15,836,393

Certificate Balance @ 10/31/96                                   2.00000%         16,217,470


Distributable Amounts                                  Total

Interest Distributable Amount                            3,044,817.97
Principal Distributable Amount (1)                      19,053,860.82
Reimbursed Charged-off Amount (1)                          186,080.80
Reimbursed Residual Value Loss Amount                            0.00
Reimbursed Additional Loss Amount                                0.00

Total                                                   22,284,759.59

Distributable Amounts                                  Class A-1                 %

Interest Distributable Amount                              902,416.67
Principal Distributable Amount (1)                      18,672,783.60                     98.00000%
Reimbursed Charged-off Amount (1)                           59,665.30                     32.06419%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                   19,634,865.57

Distributable Amounts                                  Class A-2                 %

Interest Distributable Amount                            1,012,666.67
Principal Distributable Amount (1)                               0.00                      0.00000%
Reimbursed Charged-off Amount (1)                           64,254.94                     34.53066%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                    1,076,921.61

Distributable Amounts                                  Class A-3                 %

Interest Distributable Amount                              765,836.41
Principal Distributable Amount (1)                               0.00                      0.00000%
Reimbursed Charged-off Amount (1)                           48,204.51                     25.90515%
Reimbursed Residual Value Loss Amount                            0.00                      0.00000%
Reimbursed Additional Loss Amount                                0.00                      0.00000%

Total                                                      814,040.92

Distributable Amounts                                  Class B                   %

Interest Distributable Amount                              178,206.35
Principal Distributable Amount (1)                               0.00                     0.00000%
Reimbursed Charged-off Amount (1)                           10,234.44                     5.50000%
Reimbursed Residual Value Loss Amount                            0.00                     0.00000%
Reimbursed Additional Loss Amount                                0.00                     0.00000%

Total                                                      188,440.79

Distributable Amounts                                  Seller Interest           %

Interest Distributable Amount                              185,691.87
Principal Distributable Amount (1)                         381,077.22                     2.00000%
Reimbursed Charged-off Amount (1)                                0.00                     0.00000%
Reimbursed Residual Value Loss Amount                            0.00                     0.00000%
Reimbursed Additional Loss Amount                                0.00                     0.00000%

Total                                                      566,769.09

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                    Series A-1                Series A-2

                                             9/1/96            100.0000000%              100.0000000%
                                            10/31/96           100.0000000%              100.0000000%

Certificate Factors                                    Series A-3                Series B

                                             9/1/96            100.0000000%              100.0000000%
                                            10/31/96           100.0000000%              100.0000000%

Pool Data                                              9/1/96                    $

Number of Loans                                             35,016
Prepayments                                                      0                         0.00
Scheduled Terminations                                           0                         0.00
Charge-Offs                                                      0                         0.00
Weighted Ave APR                                                 8.82%


Pool Data                                              10/31/96                  $

Number of Loans                                             34,783
Prepayments                                                    199                 4,782,523.33
Scheduled Terminations                                           0                         0.00
Charge-Offs                                                     34                   755,269.63
Weighted Ave APR                                                 8.82%


Account Balances                                       Pay Ahead                 Advance                Reserve Fund

Balance as of  9/01/96                                           0.00                      0.00          28,380,573.00
Balance as of  10/31/96                                  1,105,114.60                108,872.11          28,380,573.00
Change                                                   1,105,114.60                108,872.11                   0.00
Required Amount (withdrawl from reserve)                                                                          0.00
Reserve Fund Requirement                                                                                 28,380,573.00
Reserve Fund Supplement Requirement                                                                               0.00

Residual Value Surplus Account

Beginning Balance 9/01/96                                        0.00
Deposits                                                         0.00
Withdrawls                                                       0.00
Ending Balance 10/31/96                                          0.00




Distribution per $1,000                                                          Total

Total Distribution Amount                                                                  3.75498517

Interest Distribution Amount                                                               3.75498517
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----

Distribution per $1,000                                                          Class A-1

Total Distribution Amount                                                                  3.47083335

Interest Distribution Amount                                                               3.47083335
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                               0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000


Seller Principal not paid to Seller                                                       -----
Seller Interest not paid to Seller                                                        -----

Unpaid Class B Principal Carryover Shortfall                                              -----

Distribution per $1,000                                                          Class A-2

Total Distribution Amount                                                                  3.61666668

Interest Distribution Amount                                                               3.61666668
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                          Class A-3

Total Distribution Amount                                                                  3.64583331

Interest Distribution Amount                                                               3.64583331
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                          Class B

Total Distribution Amount                                                                  3.99583340

Interest Distribution Amount                                                               3.99583340
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               0.00000000


Distribution per $1,000                                                          Seller Interest

Total Distribution Amount                                                                 11.45011319

Interest Distribution Amount                                                              11.45011319
Carryover Shortfall                                                                       -----
Prior Carryover Shortfall                                                                 -----

Total Carryover Shortfall                                                                 -----


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  -----
Unpaid Principal Loss Interest Amount                                                      -----

Seller Principal not paid to Seller                                                        0.00000000
Seller Interest not paid to Seller                                                         0.00000000

Unpaid Class B Principal Carryover Shortfall                                               -----



Servicing Fee                                                                    Total

Amount of Servicing Fee Paid                                                       1,351,455.84
Total Unpaid                                                                               0.00



Servicing Fee                                                                    Class A

Amount of Servicing Fee Paid                                                       1,250,096.65
Total Unpaid                                                                               0.00




Servicing Fee                                                                    Class B

Amount of Servicing Fee Paid                                                          74,330.07
Total Unpaid                                                                               0.00



Servicing Fee                                                                    Seller Interest

Amount of Servicing Fee Paid                                                          27,029.12
Total Unpaid                                                                               0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                        0.00
SUBI                                                                                       0.00
                                                                                           0.00


Securitization Trustee Expenses Paid  (1)                                                  0.00

Additional Loss Amounts (2)                                                                0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:


                                                       Number of                 Number of
                                                       Matured                   Scheduled              Maturity
                                                       Leases                    Maturities             Ratio
MATURITY RATIO



October                                                          0                         0              N/A


(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)

CHARGE-OFF RATE                                                                  September              October


Outstanding                                                                          121,015.92             634,253.71
Balance

Net
Liquidation                                                                           83,205.39             424,175.70
Proceeds

Average
Aggregate
Net Investment                                                                   812,498,498.17         812,498,498.17
Value

Annualized
Average
Charge-Off                                                                                 0.06%                  0.31%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                 0.18%



DELINQUENCY RATE
                                                       #                         $

Past Due 31-60 days                                            207                 4,815,475
Past Due 61-90 days                                             27                   685,224
Past Due 91 + days                                              11                   220,126

 Total                                                         245                 5,720,825

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                       Delinquent                Current                Delinquency
                                                       Contracts                 Contracts              Rate
                                                                                 (> 60 days)



September                                                       18                    34,911                      0.05%
October                                                         38                    34,783                      0.11%

                                                                                                                  0.08%


REALIZATION RATIO
                                                                                 September              October

Sale
Proceeds                                                                                   0.00                   0.00

Residual Value
of Sold
Matured Leases                                                                             0.00                   0.00

Realization
Ratio                                                                                      0.00%                  0.00%
(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                          0.00%
